UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

GENESIS FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-103331	03-0377717
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11920 Southern Highlands Parkway, Suite 200

Las Vegas, Nevada 89141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 776-7556

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Genesis Financial, Inc. (the “Company”), on February 15, 2018, Epoint Payment Corp., the Company’s subsidiary (“Epoint”), entered into a Membership Interest Purchase Agreement (the “SmartPay MIPA”) with WNLI Holdings, Inc., a corporation organized under the laws of the State of Ohio (“Seller”), and SmartPay Leasing LLC, a limited liability company organized under the laws of the State of Delaware (“SmartPay”), pursuant to which Epoint agreed to purchase from the Seller all of the outstanding membership interests of SmartPay for consideration of $48.5 million in cash and the assumption of certain specified liabilities of SmartPay. Epoint assigned all of its rights under the agreement to the Company on March 7, 2018. The SmartPay MIPA provides for certain termination rights of the parties, including termination by a party if the closing does not occur on or before May 15, 2018 (the “Outside Termination Date”)

On May 10, 2018, the Purchaser, Seller and the Company (as successor-in-interest to Epoint) entered into a first amendment to the SmartPay MIPA (the “Amendment”) pursuant to which the Outside Termination Date was extended to July 15, 2018. In addition, under the amendment, the Seller is authorized to terminate the agreement if the parties do not reach agreement on or before June 1, 2018 with respect to the retention of certain SmartPay employees, and by June 15, 2018, if the Company shall not have either delivered to the Seller a firm financing commitment for an amount sufficient to fund the purchase price or shall not have remitted to the Seller $100,000 on account of the purchase price. Except as amended, the terms of the SmartPay MIPA remain unchanged.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	First Amendment to Membership Interest Purchase Agreement dated May 10, 2018 by and among Genesis Financial Inc., WNLI Holdings, Inc. and SmartPay Leasing LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

	By:	/s/ Roy Rose
Chief Executive Officer
May 16, 2018